Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John Bencich, Chief Executive Officer and Principal Executive and Financial Officer of Achieve Life Sciences, Inc. (the “Company”), certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2021

/s/ John Bencich
John Bencich
Chief Executive Officer (Principal Executive and Financial Officer)